                                                                   EXHIBIT 10.67

                                             AMENDMENT NO. 3 TO CREDIT AGREEMENT
                                    (this "Amendment"), dated as of February 14,
                                    2003, among DJ ORTHOPEDICS, INC., a Delaware corporation ("Holdings"), DJ ORTHOPEDICS, LLC, a Delaware limited liability company (the "Borrower"), the financial institutions listed on the signature pages hereto (the "Lenders"), WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent"), and JPMORGAN CHASE BANK, as syndication agent (in such capacity, the "Syndication Agent").

                  WHEREAS, pursuant to the Credit Agreement, dated as of June 30, 1999, among Holdings, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent (as amended by Amendment No. 1 dated as of May 25, 2000, Agreement dated as of July 13, 2000, and Amendment No. 2 dated as of October 29, 2002, as such may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, pursuant to the terms and subject to the conditions set forth therein;

                  WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement, and the Required Lenders are willing to amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

                  ACCORDINGLY, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Credit Agreement.

         Section 2.        Amendments.

                  (a) The pricing matrix in the definition of "Applicable Rate" set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) increasing the per annum rate under "Eurodollar Revolving Spread" for Leverage Ratio Category 1 from 2.75% to 3.00% and increasing the per annum rate under "Eurodollar Term Spread" for Leverage Ratio Category 1 from 3.25% to 3.50% and
(ii) increasing the per annum rate under "Eurodollar Revolving Spread" for Leverage Ratio Category 2 from 2.50% to 2.75% and increasing the per annum rate under "Eurodollar Term Spread" for Leverage Ratio Category 2 from 3.00% to 3.25%.

                  (b)      The definition of "Leverage Ratio" set forth in
Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           " 'Leverage Ratio' means, on any date, the ratio of
                  (a) Total Debt as of such date to (b) Consolidated EBITDA for the twelve-fiscal-month period of the Borrower ended on such date (or, if such date is not the last day of a fiscal month, ended on the last day of the fiscal month of the Borrower most recently ended prior to such date), all determined on a consolidated basis in accordance with GAAP."

                  (c) Section 5.01(d) of the Credit Agreement is hereby amended by deleting the text prior to clause (i) thereof in its entirety and replacing it with the following:

                           "concurrently with any delivery of financial
                  statements under clause (a), (b) or (c) above a certificate of a Financial Officer of Holdings"

                  (d) Section 5.01(d) of the Credit Agreement is hereby further amended by inserting the words "(except in the case of any certificate delivered together with financial statements under clause (c) above) immediately prior to the section reference "6.12" in clause (ii) thereof.

                  (e) Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "SECTION 6.13. Leverage Ratio. The Borrower will not
                  permit the Leverage Ratio as of any date during any period set forth below to be in excess of the ratio set forth below opposite such period:

                  Period                                         Ratio
                  ------                                         -----
December 31, 2002 up to (but not including)
the last day of the fourth fiscal month of fiscal
year 2003                                                        5.75

Last day of the fourth fiscal month of fiscal
year 2003 up to (but not including) the last day
of the sixth fiscal month of fiscal year 2003                    5.50

Last day of the sixth fiscal month of fiscal
year 2003 up to (but not including) the last day
of the seventh fiscal month of fiscal year 2003                  5.25

Last day of the seventh fiscal month of fiscal
year 2003 up to (but not including) the last day
of the eighth fiscal month of fiscal year 2003                   5.00

Last day of the eighth fiscal month of fiscal
year 2003 up to (but not including) the last day
of the ninth fiscal month of fiscal year 2003                    4.80

Last day of the ninth fiscal month of fiscal
year 2003 up to (but not including) the last day
of the tenth fiscal month of fiscal year 2003                    4.50

Last day of the tenth fiscal month of fiscal
year 2003 up to (but not including) the last day
of the twelfth fiscal month of fiscal year 2003                  4.25

Last day of the twelfth fiscal month of fiscal
year 2003 and thereafter                                         3.50"

                  (f) Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "SECTION 6.14. Consolidated Interest Coverage Ratio.
                  The Borrower will not permit the Consolidated Interest Coverage Ratio for any twelve-fiscal-month period ending during any period set forth below to be less than the ratio set forth below opposite such period:

                   Period                                        Ratio
                   ------                                        -----
December 31, 2002 up to (but not including)
the last day of the sixth fiscal month of fiscal
year 2003                                                        1.70

Last day of the sixth fiscal month of fiscal
year 2003 up to (but not including) the last day
of the seventh fiscal month of fiscal year 2003                  1.95

Last day of the seventh fiscal month of fiscal
year 2003 up to (but not including) the last day
of the ninth fiscal month of fiscal year 2003                    2.00

Last day of the ninth fiscal month of fiscal
year 2003 up to (but not including) the last day
of the twelfth fiscal month of fiscal year 2003                  2.10

Last day of the twelfth fiscal month of fiscal
year 2003 and thereafter                                         2.50"

         Section 3.        Sale of Interest in dj Orthopaedics Pty Ltd.
The Required Lenders hereby consent to the sale by the Borrower, for cash, of its entire equity interest in its Australian joint venture, dj Orthopaedics Pty Ltd, and waives all Defaults and Events of Default that would otherwise occur as a result of the consummation of such sale (but only to the extent any such Default or Event of Default would occur as a result of a violation of Section
6.05 of the Credit Agreement); provided that (i) no Default or Event of Default shall exist at the time of such sale or immediately after giving effect thereto and (ii) the Net Proceeds thereof shall be applied to the prepayment of Term Borrowings as required under Section
2.11 of the Credit Agreement.

         Section 4. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants to the Lenders as of the Effective Date, as follows:

                  (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as such enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) No Default or Event or Default has occurred and is continuing.

                  (c) Each of the representations and warranties set forth in Article III of the Credit Agreement is true and correct in all material respects with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as to such earlier date).

         Section 5. Effectiveness. This Amendment shall be deemed effective as of the date (the "Effective Date") when each of the following conditions precedent has been satisfied or waived:

                  (a) The Administrative Agent shall have received duly executed counterparts of this Amendment bearing the authorized signatures of the Required Lenders, Holdings and the Borrower.

                  (b) In consideration of this Amendment and the amendments made herein, the Borrower shall have paid to the Administrative Agent, for the account of each Lender executing this Amendment by 5:00 p.m. (New York time) on the Effective Date, a fee in the amount of 25 basis points (0.25%) on the aggregate principal amount of such Lender's Revolving Commitment and outstanding Term Loans.

         Section 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Syndication Agent, the Borrower or Holdings under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

         Section 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

         Section 9. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument, and shall become effective as provided in Section 4 hereof.

         Section 10. Headings. The headings used herein are for convenience of reference only, are not part of this Amendment and are not to be taken into consideration in interpreting this Amendment.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                    DJ ORTHOPEDICS, LLC

                                    By: /s/ Vickie L. Capps
                                        ----------------------------------------
                                        Name: Vickie L. Capps
                                        Title: Sr. V.P. & CFO

                                    DJ ORTHOPEDICS, INC.

                                    By: /s/ Vickie L. Capps
                                        ----------------------------------------
                                        Name: Vickie L. Capps
                                        Title: Sr. V.P. & CFO

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    individually and as Administrative Agent and Collateral Agent

                                    By: /s/ Glenn Edwards
                                        ----------------------------------------
                                        Name: Glenn Edwards
                                        Title: Senior Vice President

                                    JPMORGAN CHASE BANK, individually and as Syndication Agent, Issuing bank and Swingline Lender

                                    By: /s/ Jim Ely III
                                        ----------------------------------------
                                        Name: Jim Ely III
                                        Title: Vice President

                                    AMSOUTH BANK

                                    By: /s/ Frank D. Marsicano
                                        ----------------------
                                        Name: Frank D. Marsicano
                                        Title: Attorney in Fact

                                    BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK
                                    BRANCH

                                    By: /s/ Ajay Nanda
                                        ________________________________________
                                        Name: Ajay Nanda
                                        Title: Associate Director

                                    By: /s/ Elizabeth Tallmadge
                                        ________________________________________
                                        Name: Elizabeth Tallmadge
                                        Title: Managing Director
                                               Chief Investment Officer

                                    BANK LEUMI USA

                                    By: /s/ Aliz Sadan
                                        ________________________________________
                                        Name: Aliz Sadan
                                        Title: Assistant Vice President

                                    FLEET NATIONAL BANK

                                    By: /s/ Christopher J. Wickles
                                        ________________________________________
                                        Name: Christopher J. Wickles
                                        Title: Vice President

                                    WELLS FARGO BANK, N.A.

                                    By: Martin Roblee
                                        ----------------------------------------
                                        Name: Martin Roblee
                                        Title: Vice President

                                    THE PROVIDENT BANK

                                    By: /s/ Nick Jevic
                                        ----------------------------------------
                                        Name: Nick Jevic
                                        Title: Senior Vice President

                                    PROVIDENT BANK OF MARYLAND

                                    By: /s/ Samuel B. Bayne, Jr.
                                        ----------------------------------------
                                        Name: Samuel B. Bayne, Jr.
                                        Title: Vice President